                                                                     EXHIBIT 3.9



                                                                          PAGE 1


                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE


                         -----------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CHANCELLOR MEDIA CORPORATION OF THE BAY AREA", CHANGING ITS NAME FROM "CHANCELLOR MEDIA CORPORATION OF THE BAY AREA" TO "CHANCELLOR MEDIA CORPORATION OF CALIFORNIA", FILED IN THIS OFFICE ON THE THIRD DAY OF JUNE, A.D. 1998, AT 9 O'CLOCK A.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.



                                       /s/ EDWARD J. FREEL
                                       ----------------------------------------
                                       Edward J. Freel, Secretary of State

[SEAL]

                                       AUTHENTICATION:   9116335

                                                 DATE:   06-03-98

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                  CHANCELLOR MEDIA CORPORATION OF THE BAY AREA


        Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Chancellor Media Corporation of the Bay Area (the "Corporation"), a Delaware corporation, hereby certifies that:


        1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

             FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

             "CHANCELLOR MEDIA CORPORATION OF CALIFORNIA"

        2. The Directors and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

        IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Andrea Hulcy, its Vice President, on this 3rd day of June, 1998.



                                       CHANCELLOR MEDIA CORPORATION
                                       OF THE BAY AREA,
                                       a Delaware Corporation


                                       By: /s/ ANDREA HULCY
                                           ------------------------------------
                                       Name: Andrea Hulcy
                                       Title: Vice President

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                                 --------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY "CHANCELLOR MEDIA CORPORATION OF THE BAY AREA" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS
OF THE NINETEENTH DAY OF DECEMBER, A.D. 1997.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.









                                          /s/ EDWARD J. FREEL
                                        ---------------------------------------
               [SEAL]                    Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8825178

                                        DATE:    12-19-97

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                                 --------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "CHANCELLOR MEDIA CORPORATION OF THE BAY AREA" FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF DECEMBER, A.D. 1997, AT 4:30 O'CLOCK P.M.









                                          /s/ EDWARD J. FREEL
                                        ---------------------------------------
               [SEAL]                    Edward J. Freel, Secretary of State


                                        AUTHENTICATION:  8825065

                                        DATE:   12-19-97

                                  CERTIFICATE

            FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION


Chancellor Media Corporation of the Bay Area, a corporation organized under the laws of Delaware, the Certificate of Incorporation of which was filed in the office of the Secretary of State on the 9th day of November, 1994 and thereafter forfeited pursuant to section 136(c) of the General Corporation
Law of Delaware, now desiring to procure a revival of its Certificate of Incorporation, hereby certified as follows:

     1. The name of the corporation is Chancellor Media Corporation of the Bay Area.

     2. Its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle and the name of its registered agent as such address is THE CORPORATION TRUST COMPANY.

     3. The date when revival of the Certificate of Incorporation of this corporation is to commence is the 4TH day of November 1997, the same being prior to the date the forfeiture of the Certificate of Incorporation. Revival of the Certificate of Incorporation is to be perpetual.

     4. This corporation was duly organized under the laws of Delaware and carried on the business authorized by its Certificate of Incorporation until the 5th day of November, 1997, at which time its Certificate of Incorporation became forfeited pursuant to section 136(C) of the General Corporation Law of Delaware and this Certificate for Renewal and Revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of Delaware.

     IN WITNESS WHEREOF, said Chancellor Media Corporation of the Bay Area in compliance with Section 312 of the General Corporation Law of Delaware has caused this Certificate to be signed by Omar Choucair, its last and acting Vice President, this 18th day of December, 1997.



                                   CHANCELLOR MEDIA CORPORATION OF THE BAY AREA




                                   BY:  /s/ OMAR CHOUCAIR
                                       ----------------------------------------
                                        Omar Choucair
                                        Last and Acting Vice President

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                                 --------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF THE BAY AREA", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF THE BAY AREA" TO "CHANCELLOR MEDIA CORPORATION OF THE BAY AREA", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.









                                          /s/ EDWARD J. FREEL
                                        ---------------------------------------
               [SEAL]                    Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8710061

                                        DATE:    10-20-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                  EVERGREEN MEDIA CORPORATION OF THE BAY AREA


          Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of the Bay Area (the "Corporation"), a Delaware corporation, hereby certifies that:

          1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

               FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

               "CHANCELLOR MEDIA CORPORATION OF THE BAY AREA"

          2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

          IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.


                                        EVERGREEN MEDIA CORPORATION
                                        OF THE BAY AREA,
                                        a Delaware Corporation

                                        By: /s/ OMAR CHOUCAIR
                                            --------------------------
                                        Name:  Omar Choucair
                                        Title: Vice President

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         -------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "EVERGREEN MEDIA CORPORATION OF THE BAY AREA", A FLORIDA CORPORATION,

     WITH AND INTO "EVERGREEN MEDIA CORPORATION OF THE BAY AREA" UNDER THE NAME OF "EVERGREEN MEDIA CORPORATION OF THE BAY AREA", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF MARCH, A.D. 1995, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.






                                              /s/ EDWARD J. FREEL
                                             -----------------------------------
               [SEAL]                        Edward J. Freel, Secretary of State

                                             AUTHENTICATION:        7458499
                                                       DATE:       03-31-95

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
       EVERGREEN MEDIA CORPORATION OF THE BAY AREA, A FLORIDA CORPORATION
                                      INTO
      EVERGREEN MEDIA CORPORATION OF THE BAY AREA, A DELAWARE CORPORATION

                                  * * * * * *

     EVERGREEN MEDIA CORPORATION OF THE BAY AREA, a corporation organized and existing under the laws of Florida (the "Parent", sometimes also referred to herein as the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Parent was incorporated on the 5th day of May, 1983, pursuant to the General Corporation Laws of the State of Florida, the provisions of which permit the merger of a corporation of another state and a corporation organized and existing under the laws of said state.

     SECOND: That the Parent owns all of the outstanding shares of stock of EVERGREEN MEDIA CORPORATION OF THE BAY AREA, a corporation incorporated on the 9th day of November, 1994, pursuant to the General Corporation Laws of the State of Delaware (the "Subsidiary", sometimes also referred to herein as "EBA-DE").

     THIRD: That the shareholders and directors of the Parent, by the following resolutions of its shareholders and Board of Directors, duly adopted via written consent on the 30th day of March, 1995, have decided to merge the Parent into said Subsidiary:

          "RESOLVED, THAT THE CORPORATION SHALL MERGE INTO ITS SUBSIDIARY, EVERGREEN MEDIA CORPORATION OF THE BAY AREA, A DELAWARE CORPORATION ("EBA-DE").

          FURTHER RESOLVED, THAT THE TERMS AND CONDITIONS OF SAID MERGER (THE "MERGER") ARE AS FOLLOWS:

          ON THE EFFECTIVE DATE OF THE MERGER, THE CORPORATION SHALL BE MERGED WITH AND INTO EBA-DE PURSUANT TO THE GENERAL CORPORATION LAWS OF THE STATES OF DELAWARE AND FLORIDA. UPON CONSUMMATION OF THE MERGER, EBA-DE SHALL BE THE SURVIVING CORPORATION AND THE CORPORATION WILL CEASE TO EXIST.

          THE EFFECTIVE DATE OF THE MERGER SHALL BE THE DATE UPON WHICH A CERTIFICATE OF OWNERSHIP AND MERGER IS FILED WITH THE SECRETARY OF THE STATE OF DELAWARE.

          THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE SURVIVING CORPORATION.

          THE DIRECTORS AND OFFICERS OF EBA-DE, IMMEDIATELY FOLLOWING THE EFFECTIVE DATE OF THE MERGER, SHALL BE THOSE INDIVIDUALS SERVING IN SUCH RESPECTIVE CAPACITIES FOR THE CORPORATION IMMEDIATELY PRIOR TO THE MERGER.

          THE CERTIFICATE OF INCORPORATION AND BYLAWS OF EBA-DE, AS IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF THE MERGER, SHALL, IMMEDIATELY FOLLOWING THE MERGER, BE THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION.

          EACH SHARE OF COMMON STOCK, $1.00 PAR VALUE, OF EBA-DE, OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF THE MERGER, SHALL, BY VIRTUE OF THE MERGER, BE CANCELLED. EACH SHARE OF COMMON STOCK, $1.00 PAR VALUE, OF THE CORPORATION, OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF THE MERGER, SHALL, BY VIRTUE OF THE MERGER AND WITHOUT ANY ACTION ON THE PART OF THE HOLDER THEREOF, BE CONVERTED INTO ONE SHARE OF COMMON STOCK, $1.00 PAR VALUE, OF EBA-DE.

          AT AND AFTER THE EFFECTIVE DATE, EBA-DE SHALL THEREUPON AND THEREAFTER POSSESS ALL THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF THE CORPORATION AND SHALL BECOME SUBJECT TO THE RESTRICTIONS, DISABILITIES AND DUTIES OF THE CORPORATION; ALL AND SINGULAR, THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF THE CORPORATION, AND ALL PROPERTY, REAL, PERSONAL AND MIXED, AND ALL DEBTS DUE TO THE CORPORATION, ON WHATEVER ACCOUNT, AND ALL OTHER THINGS IN ACTION OR BELONGING TO THE CORPORATION, SHALL BE VESTED IN EBA-DE; ALL PROPERTY RIGHTS, PRIVILEGES, POWERS AND FRANCHISES AND ALL AND EVERY OTHER INTEREST SHALL BE THEREAFTER THE PROPERTY OF EBA-DE AS THEY WERE OF THE CORPORATION; THE TITLE TO ANY REAL ESTATE VESTED BY DEED OR OTHERWISE OR ANY OTHER INTEREST IN REAL ESTATE VESTED BY ANY INSTRUMENT OR OTHERWISE IN THE CORPORATION, SHALL NOT REVERT OR BECOME IN ANY WAY IMPAIRED BY REASON OF THE MERGER; ALL RIGHTS OF CREDITORS AND ALL LIENS UPON ANY PROPERTY OF THE CORPORATION SHALL BE PRESERVED

          UNIMPAIRED AND ALL DEBTS, LIABILITIES AND DUTIES OF THE CORPORATION SHALL THENCEFORTH ATTACH TO EBA-DE AND SHALL BE ENFORCEABLE AGAINST EBA-DE TO THE SAME EXTENT AS IF SAID DEBTS, LIABILITIES AND DUTIES HAD BEEN INCURRED OR CONTRACTED BY IT.

          FURTHER RESOLVED, THAT THE OFFICERS OF THE CORPORATION BE AND EACH HEREBY IS DIRECTED AND AUTHORIZED (i) TO MAKE AND EXECUTE A CERTIFICATE OF OWNERSHIP AND MERGER AND ARTICLES OF MERGER, SETTING FORTH THE SPECIFIC LANGUAGE OR THE INTENT OF THESE RESOLUTIONS, (ii) TO CAUSE THE SAME TO BE FILED WITH THE SECRETARIES OF STATE OF DELAWARE AND FLORIDA, AND (iii) TO DO ALL ACTS AND THINGS WHATSOEVER, WHETHER WITHIN OR WITHOUT THE STATES OF DELAWARE AND FLORIDA, WHICH MAY BE NECESSARY OR PROPER TO EFFECT THE MERGER."


          FOURTH: That the proposed merger has been adopted, approved, certified, executed and acknowledged by the Parent in accordance with the laws of the State of Florida, under which the Parent was organized.

     IN WITNESS WHEREOF, EVERGREEN MEDIA CORPORATION OF THE BAY AREA, a Florida corporation, has caused this Certificate to be signed by Scott K. Ginsburg, its president, this 30th day of March, 1995.

                                             EVERGREEN MEDIA CORPORATION OF THE
                                               BAY AREA, a Florida corporation



                                             By: /s/ SCOTT K. GINSBURG
                                                 -------------------------------
                                                 Scott K. Ginsburg, President

                           [SEAL OF STATE OF FLORIDA]

                    [FLORIDA DEPARTMENT OF STATE LETTERHEAD]



March 31, 1995



CT Corporation System
1311 Executive Center Drive
Suite 200
Tallahassee, FL 32301



The Articles of Merger were filed on March 31, 1995, for EVERGREEN MEDIA CORPORATION OF THE BAY AREA, the surviving Delaware corporation not authorized to transact business in Florida.

Should you have any further questions regarding this matter, please feel free to call (904) 487-6050, the Amendment Filing Section.


Annette Hogan
Corporate Specialist
Division of Corporations                            Letter Number: 195A00014705

                                                                   FILED
                                                             95 MAR 31 PM 12:07
                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA


                               ARTICLES OF MERGER

                                       OF

       EVERGREEN MEDIA CORPORATION OF THE BAY AREA, a Florida corporation

                                      INTO

      EVERGREEN MEDIA CORPORATION OF THE BAY AREA, a Delaware corporation



          Pursuant to Section 607.1104 of the Florida Business Corporation Act, the undersigned corporations adopt the following Articles of Merger:

          FIRST: EVERGREEN MEDIA CORPORATION OF THE BAY AREA (the "Parent") is a corporation organized under the laws of the State of Florida, owning at least 80 percent of the shares of EVERGREEN MEDIA CORPORATION OF THE BAY AREA, a corporation organized under the laws of the State of Delaware (the "Subsidiary").

          SECOND: The following plan of merger was adopted by the shareholders and the board of directors of the Parent:

          ON THE EFFECTIVE DATE (DEFINED BELOW), THE PARENTS SHALL BE MERGED WITH AND INTO THE SUBSIDIARY PURSUANT TO THE GENERAL CORPORATION LAWS OF THE STATES OF DELAWARE AND FLORIDA (THE "MERGER"). UPON CONSUMMATION OF THE MERGER, THE SUBSIDIARY SHALL BE THE SURVIVING CORPORATION AND THE PARENT WILL CEASE TO EXIST.

          THE EFFECTIVE DATE OF THE MERGER SHALL BE THE DATE UPON WHICH A CERTIFICATE OF OWNERSHIP AND MERGER IS FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE.

          THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE SURVIVING CORPORATION.

          THE DIRECTORS AND OFFICERS OF THE SUBSIDIARY, IMMEDIATELY FOLLOWING THE EFFECTIVE DATE OF THE MERGER, SHALL BE THOSE INDIVIDUALS SERVING IN SUCH RESPECTIVE CAPACITIES FOR THE PARENT IMMEDIATELY PRIOR TO THE MERGER.

          THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SUBSIDIARY, AS IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF THE MERGER, SHALL, IMMEDIATELY FOLLOWING THE MERGER, BE THE CERTIFICATE OF

          INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION.

          EACH SHARE OF COMMON STOCK, $1.00 PAR VALUE, OF THE SUBSIDIARY, OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF THE MERGER SHALL, BY VIRTUE OF THE MERGER, BE CANCELLED. EACH SHARE OF COMMON STOCK, $1.00 PAR VALUE, OF THE PARENT, OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF THE MERGER, SHALL, BY VIRTUE OF THE MERGER AND WITHOUT ANY ACTION ON THE PART OF THE HOLDER THEREOF, BE CONVERTED INTO ONE SHARE OF COMMON STOCK, $1.00 PAR VALUE, OF THE SUBSIDIARY.

          AT AND AFTER THE EFFECTIVE DATE, THE SUBSIDIARY SHALL THEREUPON AND THEREAFTER POSSESS ALL THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF THE PARENT AND SHALL BECOME SUBJECT TO THE RESTRICTIONS, DISABILITIES AND DUTIES OF THE PARENTS; ALL AND SINGULAR, THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF THE PARENT, AND ALL PROPERTY, REAL, PERSONAL AND MIXED, AND ALL DEBTS DUE TO THE PARENT, ON WHATEVER ACCOUNT, AND ALL OTHER THINGS IN ACTION OR BELONGING TO THE PARENT, SHALL BE VESTED IN THE SUBSIDIARY; ALL PROPERTY RIGHTS, PRIVILEGES, POWERS AND FRANCHISES AND ALL AND EVERY OTHER INTEREST SHALL BE THEREAFTER THE PROPERTY OF THE SUBSIDIARY AS THEY WERE OF THE PARENT; THE TITLE TO ANY REAL ESTATE VESTED BY DEED OR OTHERWISE OR ANY OTHER INTEREST IN REAL ESTATE VESTED ANY INSTRUMENT OR OTHERWISE IN THE PARENT, SHALL NOT REVERT OR BECOME IN ANY WAY IMPAIRED BY REASON OF THE MERGER; ALL RIGHTS OF CREDITORS AND ALL LIENS UPON ANY PROPERTY OF THE PARENT SHALL BE PRESERVED UNIMPAIRED AND ALL DEBTS, LIABILITIES AND DUTIES OF THE PARENT SHALL THENCEFORTH ATTACH TO THE SUBSIDIARY AND SHALL BE ENFORCEABLE AGAINST IT TO THE SAME EXTENT AS IF SAID DEBTS, LIABILITIES AND DUTIES HAD BEEN INCURRED OR CONTRACTED BY IT.

          THE OFFICERS OF THE PARENT SHALL (i) MAKE AND EXECUTE A CERTIFICATE OF OWNERSHIP AND MERGER AND ARTICLES OF MERGER, SETTING FORTH THE SPECIFIC LANGUAGE OR THE INTENT OF THE PLAN OF MERGER (ii) CAUSE THE SAME TO BE FILED WITH THE SECRETARIES OF STATE OF DELAWARE AND FLORIDA, AND (iii) DO ALL ACTS AND THINGS WHATSOEVER, WHETHER WITHIN OR WITHOUT THE STATES OF DELAWARE AND FLORIDA, WHICH MAY BE NECESSARY OR PROPER TO EFFECT THE MERGER.

          THIRD:    The pro rata issuance of shares of the Subsidiary to the
holders of the shares of the Parent upon surrender of any certificates therefor is provided for as follows: Each share of stock of the Parent, outstanding immediately prior to the effective date of the merger, shall be converted into one share of stock of the Subsidiary.

          FOURTH:   The Parent is the sole shareholder of the Subsidiary.

          FIFTH:    The shareholders and directors of the Parent and the
Subsidiary have unanimously agreed to the foregoing plan of merger by written consents dated as of March 30, 1995.

          Signed this 30th day of March, 1995.



                                        EVERGREEN MEDIA CORPORATION OF
                                          THE BAY AREA, a Delaware corporation


                                        By:       /s/ SCOTT K. GINSBURG
                                           -------------------------------------
                                               Scott K. Ginsburg, President



                                        EVERGREEN MEDIA CORPORATION OF
                                          THE BAY AREA, a Florida corporation


                                        By:       /s/ SCOTT K. GINSBURG
                                           -------------------------------------
                                               Scott K. Ginsburg, President

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------



          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVGM MERGER SUB ONE, INC.", CHANGING ITS NAME FROM "EVGM MERGER SUB ONE, INC." TO "EVERGREEN MEDIA CORPORATION OF THE BAY AREA", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF NOVEMBER, A.D. 1994, AT 10 O'CLOCK A.M.

          A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                 [SEAL]                      /s/ EDWARD J. FREEL
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State



                                             AUTHENTICATION:  7299961

                                                       DATE:  11-14-94

                    CERTIFICATE OF AMENDMENT OF CERTIFICATE
                       OF INCORPORATION BEFORE PAYMENT OF
                            ANY PART OF THE CAPITAL

                                       OF

                           EVGM MERGER SUB ONE, INC.



          It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is:

                           EVGM Merger Sub One, Inc.

          2. The corporation has not received any payment for any of its stock.

          3. The certificate of incorporation of the corporation is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article:

                    "FIRST:   The name of the corporation (hereinafter
                    sometimes referred to as the "Corporation") is:

                  Evergreen Media Corporation of the Bay Area"

          4. The amendment of the certificate of incorporation of the corporation herein certified was duly adopted, pursuant to the provisions of
Section 241 of the General Corporation Law of the State of Delaware, by the sole incorporator, no directors having been named in the certificate of incorporation and no directors having been elected.


Signed on: November 11, 1994




                                        /s/ SYLVIA L. ADAMS
                                        ---------------------------------------
                                        Sylvia L. Adams, Sole Incorporator

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------



          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVGM MERGER SUB ONE, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF NOVEMBER, A.D. 1994, AT 9 O'CLOCK A.M.

          A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





                 [SEAL]                      /s/ EDWARD J. FREEL
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State


                                             AUTHENTICATION:  7295100

                                                       DATE:  11-09-94

                          CERTIFICATE OF INCORPORATION

                                       OF

                           EVGM MERGER SUB ONE, INC.



          FIRST:    The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                           EVGM MERGER SUB ONE, INC.

          SECOND:   The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD:    The purpose of the Corporation is to engage in any lawful
act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH:   The aggregate number of all classes of shares which the
Corporation shall have authority to issue is five thousand (5,000) shares of common stock with a par value of $1.00 per share.

          No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

          At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

          FIFTH:    The name and address of the Incorporator is as follows:

                         Sylvia L. Adams
                         LATHAM & WATKINS
                         1001 Pennsylvania Avenue, Suite 1300
                         Washington, D.C. 20004-2505

          SIXTH:    In furtherance and not in limitation of the powers
conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

          SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH:   Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          NINTH:    The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.



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
          I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of November, 1994.




                                             /s/ SYLVIA L. ADAMS
                                             -----------------------------------
                                             Sylvia L. Adams
                                             Incorporator




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